UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2021

Planet Labs PBC

(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 829-3313

(Registrant’s telephone number, including area code)

dMY Technology Group, Inc. IV

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	The New York Stock Exchange
Warrants to purchase Class A common stock, at an exercise price of $11.50 per share	PL WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 13, 2021, Planet Labs PBC (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 5.01, 5.02, 5.06, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 3.03, 4.01, 5.03, 5.05 and 9.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Transactions are treated as a reverse recapitalization and, as such, the historical financial statements of the accounting acquirer, Former Planet, which have been audited by Ernst & Young LLP, will become the historical financial statements of the Company. In a reverse recapitalization, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse recapitalization is completed.

(a) Dismissal of independent registered public accounting firm.

On December 7, 2021, the audit committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), dMY IV’s independent registered public accounting firm prior to the business combination.

The report of Withum on dMY IV’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from December 15, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from December 15, 2020 (inception) to December 31, 2020 and subsequent interim period through December 7, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on dMY IV’s financial statements for such period.

During the period from December 15, 2020 (inception) to December 31, 2020 and subsequent interim period through December 7, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for the previously disclosed material weaknesses identified in dMY IV’s internal control over financial reporting related to (i) the classification of warrants issued by dMY IV in connection with dMY IV’s initial public offering in March 2021 and (ii) the improper classification of a portion of dMY IV’s Class A common stock as permanent equity on dMY IV’s balance sheet. The Audit Committee of the board of directors of dMY IV discussed each of the reportable events with Withum, and dMY IV authorized Withum to respond fully to inquiries of the successor accountant (described below) concerning the reportable events.

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated December 13, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On December 7, 2021, the audit committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 31, 2022. EY served as independent registered public accounting firm of Former Planet prior to the Business Combination. During the period from December 15, 2020 to December 31, 2020 and the subsequent interim period through December 7, 2021, neither the Company nor anyone on the Company’s behalf consulted with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At the Special Meeting, the dMY IV stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “The Charter Proposals” and “The Advisory Charter Proposals” beginning on pages 170 and 175, respectively, of the Proxy Statement/Prospectus (collectively, the “Charter Proposals”).

The Restated Certificate of Incorporation of Planet Labs PBC (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 7, 2021, includes the amendments proposed by the Charter Proposals.

On December 7, 2021, the Board approved and adopted the Bylaws of Planet Labs PBC (the “Bylaws”), which became effective as of the Effective Time.

(b) Pursuant to the Bylaws, on December 7, 2021, the Board approved a resolution changing the Company’s fiscal year end from December 31 to January 31 of each calendar year, effective as of the same date.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of Planet’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “The Charter Proposals”, “The Advisory Charter Proposals” and “Description of New Planet Securities” beginning on pages 170, 175 and 273 respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on December 7, 2021, Planet’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Planet. The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference. A copy of the Code of Business Conduct and Ethics can also be found at https://investors.planet.com/governance/governance-documents/default.aspx under the link “Code of Conduct.”

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Former Planet as of January 31, 2021 and 2020 and for the years ended January 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-36, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Former Planet as of October 31, 2021 and for the periods ended October 31, 2021 are included as Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of dMY IV and Former Planet as of and for the nine months ended October 31, 2021 and for the year ended January 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of July 7, 2021, by and among the dMY Technology Group, Inc. IV, Photon Merger Sub, Inc., Photon Merger Sub Two, LLC, and Planet Labs Inc. (incorporated by reference to Annex A to the Registrant’s proxy statement/prospectus dated November 5, 2021).

3.1	Certificate of Incorporation of Planet Labs PBC

3.2	Bylaws of Planet Labs PBC.

4.1	Warrant Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of dMY IV’s Current Report on Form 8-K, filed with the SEC on March 9, 2021)

10.1	Form of Indemnification Agreement.

10.2	Amended and Restated Registration Rights Agreement, dated December 7, 2021.

10.3	Form of Lock-Up Agreement, by and among dMY Technology Group, Inc. IV, dMY Sponsor IV, LLC and the directors and executive officers of dMY Sponsor IV, LLC (incorporated by reference to Annex H to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.4	Form of Lock-Up Agreement, by and among dMY Technology Group, Inc. IV, William Marshall and Robert Schingler Jr. (incorporated by reference to Annex H to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.5	Form of Lock-Up Agreement, by and among dMY Technology Group, Inc. IV, certain directors and executive officers of Planet Labs Inc. set forth therein and certain stockholders of Planet Labs Inc. (incorporated by reference to Annex H to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.6	Support Agreement, dated as of July 7, 2021, by and among certain stockholders of Planet Labs Inc., dMY Technology Group, Inc. IV and Planet Labs Inc. (incorporated by reference to Exhibit 10.2 of Registrant’s Current Report on Form 8-K, filed with the SEC on July 7, 2021)

10.7	Support Agreement, dated as of July 7, 2021, by and among certain preferred stockholders of Planet Labs Inc., dMY Technology Group, Inc. IV and Planet Labs Inc. (incorporated by reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K, filed with the SEC on July 7, 2021)

10.8	Support Agreement, dated as of July 7, 2021, by and among dMY Sponsor IV, LLC, dMY Technology Group, Inc. IV and Planet Labs Inc. (incorporated by reference to Exhibit 10.4 of Registrant’s Current Report on Form 8-K, filed with the SEC on July 7, 2021)

10.9	Form of Initial Subscription Agreement, by and between dMY Technology Group, Inc. IV and the undersigned subscriber party thereto (incorporated by reference to Annex F-1 to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.10	Form of Additional Subscription Agreement, by and between dMY Technology Group, Inc. IV and the undersigned subscriber party thereto (incorporated by reference to Annex F-2 to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.11#	Planet Labs Inc. Amended and Restated 2011 Stock Incentive Plan.

10.12#	Cosmogia Inc. 2011 Stock Incentive Plan.

10.13#	Planet Labs PBC 2021 Incentive Award Plan.

10.14#	Planet Labs PBC 2021 Employee Stock Purchase Plan.

10.15^	Content License Agreement, dated April 14, 2017, by and between Planet Labs Inc. and Google LLC (incorporated by reference to Exhibit 10.26 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.16^	Google Cloud Platform License Agreement, dated December 15, 2016, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.17 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.17^	Google Cloud Platform Addendum, dated February 13, 2020, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.18 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.18^	Amendment No. 1 to Google Platform Addendum, dated May 27, 2020, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.19 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.19^	Amendment No. 2 to Google Platform Addendum, dated June 28, 2021, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.20 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.20^	Amendment No. 3 to Google Platform Addendum, dated October 6, 2021, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.21 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.21	Planet Labs PBC Outside Director Compensation Policy.

14.1	Code of Business Conduct and Ethics.

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

21.1	List of subsidiaries.

99.1	Unaudited condensed consolidated financial statements of Planet Labs Inc. as of October 31, 2021 and for the periods ended October 31, 2021.

99.2	Unaudited Condensed Consolidated Financial Statements as of October 31, 2021 and for the Nine Months Ended October 31, 2021 and 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan.
^	Portions of this exhibit (indicated by asterisks) have been omitted under rules of the SEC permitting the confidential treatment of select information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET LABS PBC

Date: December 13, 2021	By:	/s/ Ashley Johnson
	Name:	Ashley Johnson
	Title:	Chief Financial and Operating Officer